invitation homes

Investor Presentation

May 2017



Together with you, we make a house a home.

Invitation Homes Highlights

Best-in-class owner and operator of 47,918 single-family homes for lease

Compelling Industry Fundamentals	▶ Low housing supply growth; permits 35% below long-term average in IH markets [1] ▶ Strong rental demand; demographics imply even more demand in the pipeline
Concentrated Strategic Portfolio	▶ 72% of revenues concentrated in supply-constrained Western U.S. and Florida markets ▶ 13 selected markets with strong fundamentals ▶ Significant operating scale, with 3,686 homes per market on average
Simple Business Model with Significant Internal Growth Opportunity	▶ High margin, low volatility business ▶ Differentiated business model based on market level, local expertise ▶ Additional NOI upside potential from operational improvements and enhanced revenue management

Note: For additional detail, please see notes in the Appendix section.

Portfolio Concentrated in Supply-Constrained Coastal Markets

72%
of revenue generated in Western U.S. and FL markets

>95%
of revenue from markets with > 1,800 homes

35%
below long-term average supply in IH markets (1)

5.5%
same store renewal rent growth (2)


Seattle 8%
Northern California 7%
Southern California 12%
Las Vegas 2%
Phoenix 8 %
Minne-apolis 3%
Chicago 7%
Charlotte 5 %
Atlanta 13%
Jacksonville 4%
Orlando 7%
Tampa 9%
South Florida 15%

Note: For additional detail, please see notes in the Appendix section.

invitation homes

High-Quality Homes

Seattle, WA



Northern California



Southern California



Atlanta, GA



South Florida



Orlando, FL



Tampa, FL



Phoenix, AZ



Seattle, WA



Resident-Centric Service and Management

Proactive resident service from in-house team committed to genuine care drives higher resident satisfaction and lower turnover





invitationhomes.com
invitation homes

General Maintenance Service Program

- 24/7 maintenance hotline
- 217 maintenance techs
- Majority of maintenance performed in-house

+

"ProCare" Proactive Maintenance Program

- Continuous evaluation of property condition
  - 45-day post move-in visit
  - 6-month visits thereafter
- Reduce future turn spend through proactive monitoring

=

Satisfied Residents

- 35% Same Store turnover rate for the twelve months ended 3/31/17
- 5.5% Same Store renewal rent growth for twelve months ended 3/31/17
- A+ Better Business Bureau (BBB) Rating

invitation homes

Strategic Initiatives

Optimizing the portfolio and service platform to drive incremental growth and efficiency

Location	▶ Continue to capitalize on favorable supply/demand fundamentals by driving outsized rent growth ▶ Focus acquisitions on Western U.S. and Florida
Product	▶ Recycle capital accretively ▶ Begin to pursue select revenue enhancing capex opportunities
Service	▶ Pursue other income opportunities ▶ Optimize lease expiration schedule ▶ Centralize and automate administrative functions



I. COMPELLING INDUSTRY FUNDAMENTALS

Home Pictured: Southern CA

invitation homes

Shortage of Housing Supply

U.S. Housing Summary



121 Million Households
Owned 63% (76mm units)
Rented 37% (45mm units)
45 Million Rental Households
Single-Family Rental 35% (15.8mm units)
Mobile Homes, Etc. 5% (2.1mm units)
10+ Unit Apartments 31% (14.2mm units)
2-9 Unit Apartments 29% (13.4mm units)

Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes' Markets



3.0%
2.0%
1.0%
-
35% below Long-Term Avg.
1980 1984 1988 1992 1996 2000 2004 2008 2012 2016
Single-Family
Multifamily
'80-'16 Avg

Note: For additional detail, please see notes in the Appendix section.

Strong Demand

Demand in Invitation Homes markets is forecast to outpace the national average

2016A – 2018E Job Growth CAGR (1)


2.4%
2.0%
1.6%
1.2%
0.8%
65% Higher
2.1%
1980-2016 U.S. Avg.
1.3%
U.S. Average
Invitation Homes Markets

2016E – 2018E Household Formation CAGR (2)


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.8%
86% Higher
1980-2016 U.S. Avg.
1.0%
U.S. Average
Invitation Homes Markets

Note: For additional detail, please see notes in the Appendix section.

Demographics Create a Long Runway for Household Formations

JBREC expects 12.5M net households to form over the next 10 years

- Younger generations have shown a higher tendency to rent than own their homes.
- 58% of the 12.5 million new households to be formed by 2025 are expected to become renters.



2016 - 2025E Forecast Household Growth by Decade Born (Millions)
25.8 million gains
13.3 million losses
NET CHANGE IN HOUSEHOLDS (MILLIONS)
15
10
5
0
-5
Pre 1930s
-3.1
1930s Savers
-4.9
1940s Achievers
-3.8
1950s Innovators
-1.4
1960s Equalers
-0.1
1.6
1970s Balancers
4.3
1980s Sharers
14.0
1990s Connectors
5.9
2000s Globals
GENERATION

Note: For additional detail, please see notes in the Appendix section.

Shifts in Household Composition Align with Our Resident Profile

Average resident age of 40 years positions Invitation Homes to capture future household growth

Current Population by Age Cohort (1)
(millions of people)



23.0
22.0
21.0
20.0
19.0
18.0
Future Demand
22.7
22.5
21.7
21.1
Avg. IH Resident Age: 40
20.4
20.2
20.9
15-19
20-24
25-29
30-34
35-39
40-44
45-49

Invitation Homes Resident Profile (2)

- **Average Age:** 40
- **Marital Status:** 49% married
- **Average Income:** $96k (2 incomes per household)
- **Income-to-Rent Ratio:** 4.7x

Note: For additional detail, please see notes in the Appendix section.


6680

II. THE INVITATION HOMES WAY

Home Pictured: South FL

Growth in IH Markets Significantly Outpacing National Average

High quality homes in desirable neighborhoods drive outsized rent growth and capital appreciation

New Lease Rental Rate Growth (1)
(Lease-over-Lease, T12M as of 3/31/17)



5.4%
4.6%
3.8%
3.0%
31% Higher
3.9%
5.1%
U.S. Average
Invitation Homes Markets

Home Price Appreciation (2)
(Year-over-Year, February 2017)



7.8%
6.2%
4.6%
3.0%
14% Higher
5.7%
6.5%
U.S. Average
Invitation Homes Markets

Note: For additional detail, please see notes in the Appendix section.

Targeted Strategy Utilizing Local Market Knowledge

Our integrated acquisition platform and local market expertise have guided our investments

Home Selection Process
(data as of March 31, 2017)



Current Portfolio of 47,918 homes
Placed bids on ~300,000 homes
Performed pre-bid diligence
Underwrote >1 million homes
Key Underwriting Criteria
1. Location
2. Physical attributes
3. Total return objectives

- **Purpose-Built Portfolio –** 94% of our homes were acquired in single transactions
- **Disciplined Investment Strategy –** Analyze 64 factors in evaluating acquisition
  - Desirable, in-fill submarkets; primarily 3 bedroom, 2 bathroom homes that appeal to families
- **Local Market Knowledge –** Asset selection led by investment teams in each market, combining local knowledge with centralized portfolio oversight out of Dallas headquarters
  - 26 dedicated investment professionals; 21 in-market
- **Disciplined Investors –** More than 1 million homes underwritten since inception in 2012 to arrive at current portfolio of 47,918 homes

Market Scale and In-Fill Locations Are Key Differentiators

Southern California



- Number of Homes: 4,610
- Total Avg. Rent PSF: $1.30

Seattle



- Number of Homes: 3,185
- Total Avg. Rent PSF: $1.00

Chicago



- Number of Homes: 2,939
- Total Avg. Rent PSF: $1.19

invitation homes

Core Activities In-House From Day One

Acquisitions, renovations, leasing, and asset management have all been run in-house since inception


Purposeful Acquisitions
Disciplined Renovation
Resident-Centric Leasing and Service
Rigorous Asset Management
100% In-House Community Model

- 700+ local market employees employ a differentiated approach leading to superior operating results
  - 200+ maintenance techs, 100+ leasing agents
- 95%+ Same Store occupancy since 2014
- ~100% of "handyman" work completed by in-house maintenance techs
- Over 47,000 renovations completed in-house
- Over 30,000 turns completed by in-house personnel
- Over 3,000 homes sold through multiple disposition channels, low average cost of sales

invitation homes



III. Strong Growth and Performance

Home Pictured: Seattle, WA

Attractive Growth and Margin Expansion

NOI growth driven by both revenue growth and operating expense efficiencies


Total Portfolio NOI
($ in millions)
$155
$145
$135
$125
+7.9%
Growth
$139.5
$150.6
Q1 16
Q1 17
Same Store NOI
($ in millions)
$140
$130
$120
$110
+5.7%
Growth
$129.8
$137.2
Q1 16
Q1 17
Same Store Core NOI Margin
64.5%
64.0%
63.5%
63.0%
62.5%
+90bps
63.4%
64.3%
Q1 16
Q1 17

FY 2017 Same Store NOI Growth Guidance: 6.5 - 7.5%

FY 2017 Same Store NOI Margin Guidance: 63 - 64%

invitation homes

Strong Rent Growth with Consistently Low Turnover

High quality portfolio and differentiated operating platform drive strong rent growth and low turnover

Same Store Average Monthly Rent


$1,700
$1,600
$1,500
$1,592
$1,614
$1,633
$1,651
$1,664
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17

Same Store Turnover (Annualized)


50%
35%
20%
T12 Turnover = 34.9%
31.1%
38.7%
39.5%
29.6%
31.8%
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17

invitation homes

Other Income Growth

Early stages of maturation of the business and under-penetration of other income opportunities provide robust growth opportunity



Same Store Monthly Other Income per Home
$90
$80
$70
$60
+18.8%
Growth
$66
$79
FY 15
FY 16
$90
$80
$70
$60
+22.3%
Growth
$71
$87
1Q 16
1Q 17

Note: For additional detail, please see notes in the Appendix section.

Safe Balance Sheet

Flexible capital structure, with majority fixed rate debt and no maturities until Q3 2019 [1]

- 78% fixed rate debt with weighted average maturity of 4.7 years [1][2]
- Large undrawn revolver capacity of $1.0 billion as well as $192 million unrestricted cash
- Solid cash flow stream, diversified by both geography and resident
- 3.7% weighted-average interest rate [1]
- Unencumbered assets provide additional balance sheet flexibility
- $1.0 billion, 10-year fixed rate Fannie Mae securitization closed in April 2017

Majority Fixed Rate Debt [1] [2]


Fixed Rate Debt
Floating Rate Debt
22%
78%

Sizable Unencumbered Pool [1]


Encumbered
Unencumbered
41%
59%

Note: For additional detail, please see notes in the Appendix section.

invitation homes

Favorable 2017 Outlook

Invitation Homes is positioned for another year of outsized growth

	FY 2017 Guidance
Core FFO per common share, diluted (1)	\$0.96 - \$1.04
AFFO per common share, diluted (1)	\$0.80 - \$0.88
Same Store Revenue Growth	4.75% - 5.25%
Same Store Operating Expense Growth	1.50% - 2.00%
Same Store NOI Growth	6.50% - 7.50%
Same Store Core NOI Margin	63.0% - 64.0%

Note: For additional detail, please see notes in the Appendix section.

Appendix

Experienced Management Team and Best-in-Class Governance

Executive management team has significant residential public company leadership experience









	Bryce Blair *Executive Chairman, Board of Directors*	**John B. Bartling Jr.** *President and Chief Executive Officer*	**Ernest M. Freedman** *Chief Financial Officer*	**Dallas B. Tanner** *Chief Investment Officer*	**Bruce A. Lavine** *Chief Operations Officer*	**G. Irwin Gordon** *Chief Revenue Officer*	**Mark A. Solls** *Chief Legal Officer*
Experience	▶ AvalonBay Communities (NYSE: AVB) ▶ Trammell Crow Residential ▶ Current Board Positions: PulteGroup and Regency Centers	▶ Ares Management (NYSE: ARES) ▶ Ares Commercial Real Estate (NYSE: ACRE) ▶ Walden Residential ▶ Lexford Residential Trust (NYSE: LFT) ▶ Credit Suisse First Boston ▶ Trammell Crow Residential	▶ AIMCO (NYSE: AIV) ▶ HEI Hotels & Resorts ▶ GE Real Estate ▶ Ernst & Young	▶ Invitation Homes Founder ▶ Treehouse Group	▶ Equity Residential (NYSE: EQR) ▶ R&B Enterprises (Oakwood Apartments) ▶ Trammell Crow Residential ▶ Metropolitan Structures	▶ The Trion Group ▶ Gruma Corporation (Mission Foods) ▶ Suiza Foods (Dean Foods) (NYSE: DF) ▶ PepsiCo (Frito-Lay) (NYSE: PEP) ▶ Kellogg Company (NYSE: K) ▶ Current Board Position: Heska Corporation	▶ DentalOne Partners ▶ Concentra Inc. ▶ Wyndham International (AMEX: WBR) ▶ Dal-Tile International (NYSE: DTL) ▶ ProNet Inc. (NASDAQ: PNET)

invitation homes

Same Store NOI and Same Store Core NOI Margin Reconciliations

Reconciliation of Net Loss to NOI, Same Store NOI, and Same Store Core NOI Margin

(in thousands) (unaudited)

	Q1 2017	Q1 2016	% Change
Net loss	$ (42,391)	$ (9,975)	
Interest expense	68,572	70,277	
Depreciation and amortization	67,577	65,702	
General and administrative	58,266	15,360	
Property management expense	11,449	7,393	
Impairment and other	1,204	(183)	
Acquisition costs	—	35	
Gain on sale of property, net of tax	(14,321)	(9,192)	
Other	226	118	
NOI (total portfolio)	**150,582**	**139,535**	**7.9%**
Non-Same Store NOI	(13,380)	(9,772)	
NOI (Same Store portfolio)	**$ 137,202**	**$ 129,763**	**5.7%**
Core revenues (Same Store portfolio)	$ 213,394	$ 204,690	
Core NOI margin (Same Store portfolio)	**64.3%**	**63.4%**	

invitation homes

Notes

Page 2

1) Source: John Burns Real Estate Consulting, LLC, sourced April 2017.

Page 3

Note: Percentages represent contribution to total revenue in 1Q17.

1) Source: John Burns Real Estate Consulting, LLC, sourced April 2017.
2) Reflects lease-over-lease rent growth for renewal leases signed in the trailing twelve months ended March 31, 2017 for the Same Store pool.

Page 8

Sources: U.S. Census Bureau, Bureau of Economic Analysis. John Burns Real Estate Consulting, LLC, April 2017.

Page 9

1) Source: John Burns Real Estate Consulting, April 2017.
2) Source: John Burns Real Estate Consulting, January 2017.

Page 10

Source: John Burns Real Estate Consulting (JBREC) – Demographic Trends and the Outlook for Single Family Rentals, April 2017.

Page 11

1) Source: U.S. Census Bureau.
2) Source: Resident application data, for residents as of 3/31/17 with move-in dates in the trailing twelve months.

Page 13

1) U.S. Average based on John Burns Single-Family Rent Index as of February 2017.
2) U.S. Average based on Case Shiller Index as of February 2017.

Page 20

Note: FY 2016 vs FY 2015 comparison based on 2016 Same Store pool of 36,469 homes. 1Q17 vs 1Q16 comparison based on 1Q17 Same Store pool of 43,224 homes.

Page 21

As of 3/31/17, pro forma Fannie Mae loan and associated repayment activity. Includes retained certificates.

1) As of 3/31/17, pro forma Fannie Mae loan and associated repayment activity. Includes retained certificates.
2) Includes impact of $3.5 billion of interest rate swaps.

Page 22

1) Core FFO and AFFO guidance is for operating results for the full year from January 1, 2017 through December 31, 2017, and assumes that estimated weighted average shares outstanding from February 1, 2017 through December 31, 2017 were outstanding for the full year 2017.

Note: The Company does not provide guidance for the most comparable GAAP financial measures of net loss, total revenues, and property operating and maintenance, or a reconciliation of the forward-looking non-GAAP financial measures of Core FFO per share, AFFO per share, Same Store revenue growth, Same Store operating expense growth, Same Store NOI growth, and Same Store Core NOI margin to the comparable GAAP financial measures because it is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, share-based compensation, casualty loss, non-Same Store revenues, and non-Same Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on our GAAP results for the guidance period.

Disclaimer

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which include, but are not limited to, statements related to the Invitation Homes Inc.'s (the "Company") expectations regarding the performance of its business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry sector and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring the Company's properties, competition in the leasing market for quality residents, increasing property taxes, homeowners' association and insurance costs, the Company's dependence on third parties for key services, risks related to evaluation of properties, poor resident selection and defaults and non-renewals by the Company's residents, performance of the Company's information technology systems, and risks related to the Company's indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's filings with the SEC. The forward-looking statements speak only as of the date hereof and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.

This presentation includes certain non-GAAP financial measures, including Net Operating Income ("NOI"), Core NOI margin, Core Funds from Operation ("Core FFO") and Adjusted Funds from Operations ("AFFO"). These non-GAAP financial measures should be considered only as supplemental to, and not as alternative or superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.